UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026

Smurfit Westrock plc

(Exact name of registrant as specified in its charter)

Ireland (State or other jurisdiction of incorporation)	001-42161 (Commission File Number)	98-1776979 (I.R.S. Employer Identification No.)

Beech Hill, Clonskeagh

Dublin 4, D04 N2R2

Ireland

(Address of principal executive offices, including Zip Code)

+353 1 202 7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	SW	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 1, 2026, Smurfit Westrock plc (the “Company”) held its 2026 annual general meeting of shareholders (the “Annual General Meeting”). The Company’s shareholders voted to approve the election of each director nominee named in proposal 1 and approved each of proposals 2 through 6 considered at the Annual General Meeting. The following chart sets forth the number and percentage of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each proposal voted upon by the Company’s shareholders (proposal numbers correspond to the proposal numbers used in the Company’s definitive proxy statement for the Annual General Meeting, filed with the Securities and Exchange Commission on March 11, 2026):

Proposals		For		Against		Abstain	Broker Non-Votes
1.	Elect the following director nominees to the Board of Directors:
	Irial Finan	427,761,616	98.21%	7,789,671	1.79%	97,721	16,398,374
	Anthony Smurfit	434,333,554	99.73%	1,185,306	0.27%	130,148	16,398,374
	Ken Bowles	431,467,484	99.09%	3,946,980	0.91%	234,544	16,398,374
	Colleen F. Arnold	433,831,919	99.60%	1,752,496	0.40%	64,593	16,398,374
	Timothy J. Bernlohr	427,730,195	98.20%	7,843,217	1.80%	75,596	16,398,374
	Carole L. Brown	433,740,424	99.59%	1,768,511	0.41%	140,073	16,398,374
	Carol Fairweather	434,258,698	99.71%	1,254,420	0.29%	135,890	16,398,374
	Mary Lynn Ferguson-McHugh	434,251,836	99.69%	1,332,279	0.31%	64,893	16,398,374
	Suzan F. Harrison	428,352,067	98.34%	7,233,446	1.66%	63,495	16,398,374
	Kaisa Hietala	425,071,389	97.59%	10,481,164	2.41%	96,455	16,398,374
	Jørgen Buhl Rasmussen	434,246,527	99.69%	1,329,140	0.31%	73,341	16,398,374
	Alan D. Wilson	428,095,475	98.28%	7,478,491	1.72%	75,042	16,398,374
2.	Approve, in a non-binding, advisory vote, the compensation of the Company’s named executive officers.	408,393,920	93.82%	26,895,776	6.18%	359,312	16,398,374
3(a).	Ratify, in a non-binding vote, the appointment of KPMG as the Company’s independent registered public accounting firm and statutory auditor under Irish law for the fiscal year ended December 31, 2026.	448,552,475	99.27%	3,295,434	0.73%	199,473	—
3(b).	Authorize, in a binding vote, the Audit Committee of the Board of Directors to determine the remuneration of KPMG as the Company’s statutory auditor under Irish law.	446,132,046	98.74%	5,700,405	1.26%	214,931	—
4.	Renewal of the Board of Directors’ existing authority to issue shares under Irish law.	438,480,037	97.05%	13,320,909	2.95%	246,436	—
5.	Renewal of the Board of Directors’ existing authority to opt-out of statutory pre-emption rights under Irish law.	378,484,326	83.80%	73,156,467	16.20%	406,589	—
6.	Determine the price range at which the Company can re-issue shares that it holds as treasury shares under Irish law.	449,469,274	99.62%	1,711,491	0.38%	866,617	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smurfit Westrock plc

/s/ Ken Bowles
Name:	Ken Bowles
Title:	Executive Vice President & Group Chief Financial Officer

Date: May 1, 2026